UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2009

PRIME GROUP REALTY TRUST
 (Exact name of registrant as specified in its charter)

MARYLAND	1-13589	36-4173047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial condition.

On March 26, 2009, Prime Group Realty Trust (the “Company”) announced its consolidated financial results for the quarter ended September 30, 2008 and the filing of an Annual Report on Form 10-K/A for the year ended December 31, 2007 and Quarterly Reports on Form 10-Q/A for the quarterly periods ended March 31, 2008 and June 30, 2008. As previously disclosed, the Company was unable to file its Quarterly Report on Form 10-Q for the third quarter ended September 30, 2008 in a timely manner because the Company was awaiting resolution of certain issues raised in a comment letter received from the Securities and Exchange Commission in September 2008 that could have impacted the presentation of the Company’s consolidated financial statements in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

The amended reports were filed to restate the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and December 31, 2007 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and the interim reports for the periods ending March 31, 2008 and June 30, 2008 included in the Company’s Quarterly Reports on Form 10-Q. Management has modified its previous assessments of the Company’s disclosure controls and procedures and internal control over financial reporting in light of the restatement. The modified assessments appear under Item 9A of the Company’s Annual Report on Form 10-K /A and under Part I, Item 4 of the Company’s Quarterly Reports on Form 10-Q/A. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference. The Press Release will be available on the Company’s Internet website (www.pgrt.com) and will also be available upon request as specified therein.

The information contained in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or into any proxy statement or other report filed by the Company under the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

None.

(d) Exhibits.

Exhibit
No.	Description
99.1	Press Release of Prime Group Realty Trust dated March 26, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

Dated: March 26, 2009	By: /s/ Jeffrey A. Patterson
Jeffrey A. Patterson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release of Prime Group Realty Trust dated March 26, 2009.